                                                                   Exhibit 99.11

                   FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST,
                   SECURITY AGREEMENT, FINANCING STATEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS

         THIS FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Amendment") is
                                                              ---------
dated as of May 16, 2002 and is by and between APW ENCLOSURE SYSTEMS, LP, a Delaware Limited Partnership, as Grantor (the "Mortgagor"), and BANK OF AMERICA,
                                               ---------
N.A., a national banking association ("Bank of America"), in its capacity as
                                       ---------------
Post-Petition Agent for the financial institutions as are, or may from time to time become, parties to the Post-Petition Credit Agreement (as such terms are hereinafter defined) and in its capacity as Administrative Agent for the financial institutions as are, or may from time to time become, parties to the Credit Agreement (as such term is hereinafter defined).

                                    RECITALS:

         A.   Contemporaneously herewith, APW Ltd. (the "Company"), various
                                                         -------
financial institutions (the "Lenders")and Bank of America, as the post-petition
                             -------
agent and U.S. collateral agent (in such capacities, the "Post-Petition Agent",
                                                          -------------------
are entering into a Post-Petitio Multicurrency Superpriority Credit Agreement (the "Post-Petition Credit Agreement").
      ------------------------------

         B.   The Company, various financial institutions (the "Banks") and Bank
                                                                -----
of America, as administrative agent, have previously entered into an Amended and Restated Multicurrency Credit Agreement dated as of May 15, 2001 (as amended, the "Credit Agreement").
     ----------------

         C. The Lenders have required as a condition to making the extensions of credit provided for in the Post-Petition Credit Agreement that the Mortgagor become a party to the Guaranty, dated May 16, 2002 (the "Post-Petition
                                                         -------------
Guaranty") wherein Mortgagor guaranties the obligations of the Company under the
--------
Post-Petition Credit Agreement.

         D. The Mortgagor has executed and delivered to secure its obligations to Bank of America , in its capacity as administrative agent under the Credit Agreement, a Leasehold Deed of Trust, Security Agreement, Financing Statement and Assignment of Leases and Rents (as such term is defined in the Credit Agreement) (the "Original Mortgage") in favor of Peter Graff, as trustee, which
                 -----------------
shall hereafter secure the Mortgagor's obligations with respect to both the Post-Petition Credit Agreement and the Credit Agreement. The Original Mortgage relates to real property legally described on Exhibit A hereto (the "Mortgaged
                                              ---------              ---------
Property"). The Original Mortgage was recorded in the real property records of
--------
the county in which the Mortgaged Property is situated, and recording information for the Original Mortgage is set forth on Exhibit B hereto.
                                                      ---------

         E. In connection with the execution of Post-Petition Credit Agreement, and as a requirement to the effectiveness thereof, the Company, the Mortgagor and other Subsidiaries of the Company have executed and delivered a Reaffirmation of Guaranties (the "Reaffirmation") to
                                  -------------
confirm the effectiveness of each individual guaranty (the "Original
                                                            --------
Guaranties") executed by the Mortgagor as required in connection with the Credit
----------
Agreement and the Post-Petition Guaranty and various other loan documents and that the Original Mortgage as amended hereby relates to the obligations of the Company under both the Credit Agreement and the Post-Petition Credit Agreement. As a further condition to the effectiveness of the Post-Petition Credit Agreement, the Lenders have required that the Mortgagor execute and deliver this Amendment.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual agreement contained herein, the Original Mortgage is amended, and the parties hereto agree, as follows:

         1.   Recital; Grantor; Deed of Trust. The Recitals of the Original
              -------------------------------
Mortgage are hereby amended to incorporate the Recitals of this Amendment. For ease of reference, the terms "Grantor" and "Mortgagor" and the terms "Mortgage" and "Deed of Trust" shall be deemed to have the same meaning.

         2.   Guaranty. The term "Guaranty", as used in the Original Mortgage,
              --------            --------
is hereby amended to mean the Original Guaranties asconfirmed by the Reaffirmation and the Post-Petition Guaranty.

         3.   Banks. Except as the context may otherwise require, as determined
              -----
is hereby amended to mean the Banks (as such term is defined in the Credit Agreement) and the Lenders (as such term in the reasonable discretion of the Post-Petition Agent, the term "Banks" is defined in the Post-Petition Credit
Agreement).                    -----

         4.   The Credit Agreement. The term "Credit Agreement," as used in the
              --------------------
Original Mortgage, is hereby amended to mean both the Credit Agreement and the Post-Petition Credit Agreement, as the same may be amended, modified, replaced or substituted from time to time. Any other term (including, without limitation, "Obligations" or "Loan Documents") used in the Original Mortgage as amended hereby that is defined by reference to the "Credit Agreement" shall be deemed defined by reference to the Post-Petition Credit Agreement.

         5.   Other Defined Terms. Other capitalized terms used in this
              -------------------
Amendment and not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Mortgage, or if not defined therein, the respective meanings given in the Post-Petition Credit Agreement. In the event of any inconsistency in defined terms between the Credit Agreement, the Post-Petition Credit Agreement, the Mortgage or the other Loan Documents shall be resolved by the Post-Petition Agent in its reasonable discretion.

         6.   Lien Priority. Nothing contained herein shall in any manner
              -------------
affect or impair the priority of the lien of the Original Mortgage as to the indebtedness secured thereby prior to giving effect to this Amendment, nor affect any other security held by the Post-Petition Agent on behalf of the Banks to secure repayment or performance of the obligations referred to therein, nor constitute a novation of the Original Mortgage or the obligations secured thereby.

         7.   Intercreditor Agreement. Any proceeds of the Mortgaged Property
              -----------------------
shall be applied by the Post-Petition Agent to payment of expenses, including reasonable attorneys' fees and legal expenses, and thereafter to the payment of any and all Liabilities in such order of application as required by that certain Intercreditor Agreement (the "Intercreditor Agreement"), as defined for purposes
                              -----------------------
of the Post-Petition Credit Agreement, as the Intercreditor Agreement may be amended, modified, replaced or substituted from time to time.

         8.   Reaffirmation. The Mortgagor hereby repeats, reaffirms and remakes
              -------------

all representations, warranties, covenants and agreements contained in the Original Mortgage as of the date of this Amendment.

         9.   Representations. The Mortgagor represents and warrants that (i) no
              ---------------
default or event of default currently exists under the Original Mortgage as amended hereby or any of the other Loan Documents; and (ii) no condition exists which with the giving of notice or the passage of time, or both, would result in such a default or event of default, except as may arise as a result of the commencement of a Chapter 11 proceeding in bankruptcy by the Mortgagor or its affiliates.

         10.  Full Force and Effect. All of the provisions, rights, powers and
              ---------------------
remedies contained in the Original Mortgage shall stand and remain unchanged and in full force and effect, except to the extent specifically amended hereby, and shall be applicable to all of the properties, rights and privileges subject to the lien of the Original Mortgage as amended hereby.

         11.  References. No reference to this Amendment need be made in any
              ----------
instrument or document at any time referring to the "Mortgage", and any reference in any such instrument or document to the "Mortgage" shall be deemed to be a reference to the Original Mortgage as amended hereby and as further amended, modified, replaced or substituted from time to time.

         12.  Time of the Essence. Time is of the essence with respect to the
              -------------------
performance of all of the obligations to be performed under the Original Mortgage as amended hereby.

         13.  Successors and Assigns. The Original Mortgage as amended hereby
              ----------------------
binds the Mortgagor and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of the Post-Petition Agent and the Banks and their respective successors, assigns, heirs, administrators, executors, agents and representatives.

         14.  Counterparts. This Amendment may be executed in any number of
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.  Amendments. No provision of this Amendment or the Original
              ----------
Mortgage as amended hereby may be modified, amended or waived except by a writing executed by the party sought to be bound thereby. No consent or approval of the Post-Petition Agent or the Banks shall be given or deemed to have been given except to the extent expressly set out in a writing executed and delivered by the Post-Petition Agent to the Mortgagor.

         16.  Amendment as Loan Document. This Amendment shall be considered a
              --------------------------
Loan Document and a Collateral Document and shall be construed in conjunction with the other Loan Documents and Collateral Documents.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first above written.


[SEAL]                                 APW ENCLOSURE SYSTEMS, LP, a Delaware
                                       Limited Partnership, as Mortgagor

                                       By: /s/ Michael Gasick
                                          --------------------------------------
                                         Its: Treasurer
                                             -----------------------------------

[SEAL]                                 BANK OF AMERICA, N.A., a national banking
                                         association, as Post-Petition Agent

                                       By: /s/ M. Duncan McDuffie
                                          --------------------------------------
                                         Its: Managing Director
                                             -----------------------------------

This document was prepared by
and after recording should be
returned to:

Robert V. Fitzsimmons
Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603-3441

                                 ACKNOWLEDGMENT

STATE OF  WI                 )
                             ) SS.
COUNTY OF WAUKESHA           )

     On this 17th day of May, 2002, before me appeared Michael Gasick to me personally known, who, being by me duly sworn, did say that he is the Treasurer of APW ENCLOSURE SYSTEMS, LP, a Delaware Limited Partnership, and that said instrument was signed on behalf of said limited liability company, pursuant to due authority, properly exercised, and said Treasurer acknowledged said instrument to be the free act and deed of said Company.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                                     A.M. Stankevich
                                                     ---------------------------
                                                     Notary Public

My term expires:   11/24/02

                                 ACKNOWLEDGMENT

State of California          )
                             )  SS.
County of Los Angeles        )


     On May 16, 2002, before me, Marie I. Gayed, Notary Public, personally appeared Malcolm Duncan McDuffie, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.



WITNESS my hand and official seal.


                                                          Marie I. Gayed
                                                  ------------------------------
           Notary Seal                             Signature of Notary Public

                                   Exhibit A

Tract 1:

BEING a 10.9534 acre tract of land situated in the A.G. Collins Survey, Abstract No. 329, City of Garland, Dallas County, Texas, and being all of Lot 1, Block 1, Gateway East Business Park No. 5, an addition to the City of Garland, as filed for record in Volume 57246, Page 00221 Plat Records, Dallas County, Texas, and being more particularly described as follows;

BEGINNING at a set 1/2-inch iron rod with yellow plastic cap stamped "H/LFF ASSOC., INC." (hereinafter referred to as "with cap"), for the southwest corner of said tract, said point being the southwest corner of a 21.41 acre tract and being a Replat of Lot 1R, Block 1 of the Gateway East Business Park No. 2 an addition to the City of Garland, Dallas County, Texas as described in Volume 9615D, Page 7748 Plat Recorded in Dallas County, Texas, said point also being on the north right-of-way line of Regency Crest Drive (a 60 foot right-of-way), and said point being North 89 degrees 47 minutes 12 seconds West, 1140.10 feet from the westernmost corner of a corner cut-off at the present intersection of the North line of Regency Crest Drive with the West ROW line of Jupiter Road (a 111 foot right-of-way at this point);

THENCE North 89 degrees 47 minutes 12 seconds west, along the north line of said Regency Crest Drive, a distance of 1,064.01 feet to a 3/4-inch found iron rod for the southwest corner of said tract, said point also being the Southeast corner of Lot 1, Block A/8052 of Gateway East Business Park (Phase I) an addition to the City of Dallas, Dallas County, Texas as recorded in Volume 52017, Page 3052, said point being South 89 degrees 47 minutes 12 seconds East,
965.07 feet from the Easternmost corner of a corner cut-off at the present intersection of the North line of Regency Crest Drive with the East ROW line of Sandan Drive (a 60 foot right-of-way), said point also being on the City of Dallas and City of Garland City Limit Line;

THENCE North 00 degrees 22 minutes 33 seconds East, departing said north line and continuing along said City Limit Line and said East line of Lot 1 a distance of 10.00 feet to a 1/2-inch set iron rod with cap for point;

THENCE North 00 degrees 10 minutes 00 seconds East, continuing along said City Limit Line, and said East line a distance of 440.00 feet to a 1/2-inch set iron rod with cap for corner in the South line of that same tract described in deed to Trademark Gateway Land, Ltd., recorded in Volume 96248, Page 1702, of the Deed Records of Dallas County, Texas;

THENCE South 89 degrees 47 minutes 12 seconds East, along said South line a distance of 1,064.34 feet to a 3/4-inch found iron rod, said point also being in the west line of said 21.41 acre tract;

THENCE South 00 degrees 12 minutes 40 seconds West, continuing along west line of said 21.41 acre tract, a distance of 450.00 feet to the POINT OF BEGINNING and CONTAINING 478.872 square feet or 10.3934 acres of land MORE or LESS;

Tract 2:

EASEMENT as created in Grant of Storm Drainage Easement filed 04/17/1991, recorded in Volume 98075, Page 6117, Deed Records, Dallas County, Texas.

NOTE: The company is prohibited from insuring the area or quantity of the land described herein. Any statement in the above legal description of the area or quantity of land is not a representation that such area or quantity is correct, but is made only for informational and/or identification purposes and does not override Item 2 of Schedule B hereof.

                                    EXHIBIT B
                     Identification of Mortgage Document(s)
                     --------------------------------------

Site Address:   3801 Regency Crest Drive
                Garland, Texas

---------------------------------------------------------------------------------------------------
                                       Date of                                         Date of
Document                               Document    Recording Information              Recording
---------------------------------------------------------------------------------------------------
Leasehold Deed of Trust, Security       8/8/01     Recorded in Book Volume 2001174,   9/6/2001
Agreement, Financing Statement and                 Page 7071 in the Deed of Trust
Assignment of Leases and Rents.                    Records of Dallas County, Texas
                                                   (Document No. 1521209).
---------------------------------------------------------------------------------------------------